Fees Summary	Oct. 07, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 50,000,000.00
Previously Paid Amount	0.00
Total Fee Amount	4,350.00
Total Offset Amount	4,350.00
Net Fee	$ 0.00